SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 9, 2005


                             The Topps Company, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


                   001-15817                            95-1567322
            (Commission File Number)                 (I.R.S. Employer
                                                    Identification No.)


                    One Whitehall Street, New York, NY 10004
                                 (212) 376-0300

          (Address of principal executive offices and telephone number)


                                 Not Applicable

         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


     On April 29, 2005, the Company received notice from Pembridge Value Opportunity Fund, LP (together with its affiliates, "Pembridge") that, at the Annual Meeting, it intended to nominate three candidates for election as directors. On June 9, 2005, the Company and Pembridge entered into an agreement (the "Letter Agreement"), pursuant to which Pembridge agreed to terminate its proxy solicitation and withdraw its nominees for election as directors. Pembridge also agreed not to engage in certain activities involving the Company, including proxy solicitation, other stockholder proposals or board representation, until December 31, 2005. As part of the agreement, the Company agreed to refrain from adopting any shareholder rights plan, rights agreement or other device commonly known as a poison pill, without the prior approval of the stockholders, until June 30, 2006, and agreed to pay Pembridge $50,000 for expenses.

     The above summary of the Letter Agreement is qualified in its entirety by reference to the Letter Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

     On June 9, 2005, the Company issued a press release regarding the Letter Agreement. A copy of the press release is incorporated herein by reference and attached hereto as Exhibit 99.1.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibits

     The  following  exhibits are being filed with this  Current  Report on Form
     8-K:

     10.1 Letter Agreement, dated June 9, 2005, by and between the Company and Pembridge Value Opportunity Fund, LP.

     99.1 Press release, dated June 9, 2005.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



Dated:  June 13, 2005

                                        THE TOPPS COMPANY, INC.



                                        By:     /s/ Catherine K. Jessup
                                                _______________________
                                        Name:     Catherine K. Jessup
                                        Title:  Vice President - Chief
                                                Financial Officer & Treasurer

                                  EXHIBIT INDEX


Exhibit
Number                          Description
-------                         -----------

10.1 Letter Agreement, dated June 9, 2005, by and between the Company and Pembridge Value Opportunity Fund, LP.

99.1            Press release, dated June 9, 2005.